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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) February 1, 2004
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                    1-10702                 34-1531521
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  (State or Other Jurisdiction        (Commission              (IRS Employer
        of Incorporation)            File Number)           Identification No.)



    500 Post Road East, Suite 320, Westport, Connecticut                06880
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          (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events and Required FD Disclosure.

     Thys de Beer, formerly President of Terex Mining, ceased his employment with Terex Corporation ("Terex" or the "Company") effective February 1, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     99.1 Termination, Severance, General Release and Waiver Agreement between Terex Corporation and Matthys de Beer, dated as of February 1, 2004.

Item 9.  Regulation FD Disclosure.

     Terex currently intends to make presentations at a number of conferences during the months of February and March, 2004, including:

          o JP Morgan Annual High Yield Conference, February 2-4, 2004, New Orleans, LA
          o Lehman Brothers Industrial Select Conference, February 4-6, 2004, Miami, FL
          o SSB High Yield Leveraged Finance Conference, February 8-11, 2004, Aspen, CO
          o Deutsche Bank Global Transportation & Machinery Conference, February 11-12, 2004, Naples, FL
          o    CSFB Leveraged Finance Conference, March 2, 2004, New York, NY
          o    SSB Global Ind. Mfg. Conference, March 9-10, 2004, New York, NY
          o Lehman High Yield Bond & Syndicated Loan Conference, March 22-24, 2004, Orlando, FL

     Terex periodically updates its presentations. A copy of Terex's slide presentations from each of these conferences will be made available on the Company's website, www.terex.com, under the Investor Relations section. In addition, one or more of these presentations may be webcast over the Internet. All such webcasts will also be available, both live and for rebroadcast for a limited period of time following the live webcast, at the Investor Relations section of the Company's website at www.terex.com.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 4, 2004


                                                   TEREX CORPORATION


                                                   By:  /s/ Eric I Cohen
                                                        Eric I Cohen
                                                        Senior Vice President




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